Exhibit (c) (1)
                                                            of Form 8-K


                           Metropolitan Edison Company

                         $150,000,000 Medium-Term Notes
                            Selling Agency Agreement


                                          August 11, 1999
                                          New York, New York


Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
World Financial Center
North Tower, 24th Floor
New York, New York 10281

ABN-Amro Incorporated
1325 Avenue of the Americas
10th Floor
New York, New York 10019

Ladies and Gentlemen:

            Metropolitan Edison Company, a Pennsylvania corporation (the "Company"), confirms its agreement with each of you with respect to the issue and sale by the Company of up to $150,000,000 aggregate principal amount of its Medium-Term Notes, Series D (the "Notes"). The Notes will be issued under the Company's Senior Note Indenture, dated as of July 1, 1999, between the Company and United States Trust Company of New York, as trustee (the "Trustee"), as it is to be supplemented by one or more Company orders relating to the Notes, said Indenture, as it is to be supplemented, being hereinafter referred to as the "Indenture". The Notes will be issued in minimum denominations of $1,000 and integral multiples thereof, will be issued only in fully registered form and will have the annual interest rates, maturities and, if appropriate, other terms set forth in a supplement to the Prospectus referred to below. The Notes will be issued, and the terms thereof established, in accordance with the Indenture and, in the case of Notes sold pursuant to Section 2(a) hereof, the Administrative Procedures attached hereto as Exhibit A (the "Procedures"). The Procedures may only be amended by written agreement of the Company and you.

            Upon the issuance of a series of Notes prior to the Release Date (as defined in the Prospectus), the Company will simultaneously issue and deliver to the Trustee, as security for


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all the Notes being  issued,  a series of the  Company's  first  mortgage  bonds
("Senior Note Mortgage Bonds") pursuant to the Company's Indenture dated November 1, 1944 between the Company and the United States Trust Company of New York, as successor trustee (the "Mortgage Trustee"), as heretofore amended and supplemented, and as it is to be further supplemented by a supplemental indenture (the "Supplemental Indenture") to be dated July 1, 1999, said Indenture, as heretofore supplemented and as it is to be further supplemented, being hereinafter referred to as the "Mortgage." The Senior Note Mortgage Bonds of each series will have the same stated maturity date and corresponding redemption provisions, and will be in the same aggregate principal amount and have the same interest as the corresponding series of Notes being issued.

            For the purposes of this Agreement: the term "Agent" shall refer to either of you acting solely in the capacity as agent for the Company pursuant to
Section 2(a) and not as principal (collectively, the "Agents"); the term "Purchaser" shall refer to one of you acting solely as principal pursuant to
Section 2(b) and not as agent; the term "you" shall refer to you collectively whether at any time any of you are acting in both such capacities or in either such capacity; the term "Effective Date" shall mean the later of (i) each date and time that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and (ii) the date of the filing with the Securities and Exchange Commission (the "Commission") of the Company's most recent Annual Report on Form 10-K; the term "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto; the term "Basic Prospectus" shall mean the form of basic prospectus relating to the Securities contained in the Registration Statement at the Effective Date; the term "Prospectus" shall mean the Basic Prospectus as supplemented by the Prospectus Supplement; the term "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) below, including incorporated documents, exhibits and financial statements, as amended at the Execution Time; and the terms "Rule 415" and "Rule 424" refer to such rules under the Act.

            Any reference herein to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act") on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or


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"supplement" with respect to the Registration  Statement,  the Basic Prospectus,
the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

            1. Representations and Warranties. The Company represents and warrants to, and agrees with, you as set forth below in this Section 1.

            (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Act"), and has filed with the Commission a registration statement on such Form (Registration Numbers: 333-62967, 333-62967-01 and 333-62967-02), including the Basic Prospectus, which has become effective, for the registration under the Act of, among other things, $250,000,000 aggregate amount of various securities, including the Notes (the "Securities"). Such Registration Statement, as it may be amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(ix) or (x) under the Act and complies in all other material respects with said Rule. The Company has included in such Registration Statement, or has filed or will file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act, a supplement to the Basic Prospectus, relating to the Notes and the plan of distribution thereof (the "Prospectus Supplement"). In connection with the sale of Notes, the Company proposes to file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act further supplements to the Basic Prospectus and the Prospectus Supplement specifying the interest rates, maturity dates, interest payment dates, redemption provisions, if any, and, if appropriate, other terms of the Notes sold pursuant hereto or the offering thereof.

            (b) As of the Execution Time, on the Effective Date, on the date when any supplement to the Prospectus is filed with the Commission, as of the date of any Terms Agreement (as hereinafter defined) and at the date of delivery by the Company of any Notes sold hereunder (a "Closing Date"),
      (i) the Registration Statement, as amended as of any such time, and the Prospectus, as supplemented as of any such time, and the Indenture and the Mortgage will each comply in all material respects with the applicable requirements of the Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder (the "Trust Indenture Act"), and the documents incorporated therein by reference fully complied or will fully comply in all material respects


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      with the Exchange Act; (ii) the Registration  Statement,  as amended as of any such time, did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and (iii) the Prospectus, as supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by you specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplement thereto).

            (c) Neither the issue and sale of any of the Notes or the Senior Note Mortgage Bonds nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or, other than the lien of the Mortgage arising upon the issuance of the Senior Note Mortgage Bonds, result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to,
      (i) the charter or by-laws of the Company or any of its subsidiaries, (ii) the terms of any indenture, contract, lease mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties.

            (d) The Notes, the Senior Note Mortgage Bonds, the Indenture and the Mortgage conform in all material respects to the descriptions thereof contained in the Prospectus (and any supplements thereto).

            (e) The Indenture has been duly authorized, executed and delivered, has been qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its


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      terms (subject, as to enforcement of remedies,  to applicable  bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally from time to time in effect, and to general principles of equity); and when the Notes have been duly executed by the Company, authenticated by the Trustee and payment therefor has been made by the purchaser thereof, they will be valid and binding obligations of the Company in accordance with their terms and entitled to the benefits provided by the Indenture.

            (f) The Mortgage has been duly authorized, executed and delivered, has been qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally from time to time in effect, including, without limitation, the Atomic Energy Act and applicable regulations of the Nuclear Regulatory Commission thereunder and to general principles of equity); and when the Senior Note Mortgage Bonds have been duly executed by the Company, authenticated by the Mortgage Trustee and delivered to the Trustee as security for the Notes, they will be valid and binding obligations of the Company in accordance with their terms and entitled to the benefits provided by the Mortgage.

            (g) The Mortgage has been duly recorded, or lodged for record, as a mortgage upon the property covered thereby in such manner as is necessary to maintain the lien thereof;

            (h) The Mortgage will constitute as security for the Senior Note Mortgage Bonds, when duly issued, authenticated and delivered to the Senior Note Trustee, a valid lien on all the property and franchises owned by the Company (except cash, securities, judgements, contracts, accounts and chooses in action not specifically subject to its lien, certain personal property including merchandise, materials or supplies held or acquired for sale or consumption, and automobiles or trucks) as described or referred to in the Prospectus under the heading "Description of Senior Note Mortgage Bonds" subheading "Kind and Priority of Lien", subject to no prior liens or encumbrances other than those specified or referred to or as otherwise set forth under said subheading;

            (i) The Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto with respect to the Notes, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Prospectus comply as to form in all material respects with the applicable requirements of the Act and the Trust Indenture Act, and the Exchange Act with respect to the documents incorporated by reference, and the respective rules thereunder;

            (j) This Agreement has been duly authorized, executed and delivered by the Company;

            (k) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries incorporated by reference in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and, for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein).

            (l) The Company is duly incorporated and is validly subsisting as a corporation in good standing under the laws of the Commonwealth of Pennsylvania with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus (and any supplements thereto), and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

            (m) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and the Trust Indenture Act, and the approval of the Pennsylvania Public Utility Commission (the "PaPUC"), and such as may be required under the blue sky laws of any jurisdiction.

            (n) No  action,  suit  or  proceeding  by or  before  any  court  or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the Company's performance of this Agreement or the
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      consummation of any of the transactions  contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth or incorporated by reference in or contemplated in the Prospectus (exclusive of any supplement thereto); and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required.

            (o) Since the date of the most recent financial statements included in the Prospectus, there has been no material adverse effect on the condition (financial or otherwise), business prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus.


            2. Appointment of Agents; Solicitation by the Agents of Offers to Purchase; Sales of Notes to a Purchaser. Subject to the terms and conditions set forth herein, the Company hereby authorizes each of the Agents to act as its agent to solicit offers for the purchase of all or part of the Notes from the Company.

            On the basis of the representations and warranties, and subject to the terms and conditions set forth herein, each of the Agents agrees, as agent of the Company, to use its reasonable best efforts to solicit offers to purchase the Notes from the Company upon the terms and conditions set forth in the Prospectus (and any supplement thereto) and in the Procedures; provided, however, that each of the Agents in its sole discretion can suspend from time to time its efforts in offering for sale, and soliciting purchases of, the Notes.

            The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Notes. Upon receipt of instructions from the Company, the Agents will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed. Notwithstanding the foregoing, if, at any time and from time to time during the term of this Agreement, the Company delivers to each of you a written notification of its decision to suspend the solicitation of offers to purchase the Notes hereunder, and if no Purchaser shall then hold any Notes as principal purchased pursuant to a Terms Agreement, then during the period of any such suspension, the Company shall be relieved of its obligation to provide to you the certificates, opinions and letters required pursuant to Sections 4(j), 4(k) and 4(l) until such time as the Company has advised any of you that such solicitation may be resumed, at which time the Company shall provide to you such certificates, opinions and letters, dated as of that time, and at which time such obligations shall resume.

            The Company agrees to pay each Agent a commission on the Closing Date with respect to each sale of Notes by the Company as a result of a solicitation made by such Agent, in an amount equal to that percentage specified in Schedule I hereto of the aggregate principal amount of the Notes sold by the Company through such Agent. Such commission shall be payable as specified in the Procedures.

            Subject to the provisions of this Section and to the Procedures, offers for the purchase of Notes may be solicited by an Agent, as agent for the Company, at such times and in such amounts as such Agent deems advisable. The Company may from time to time offer Notes for sale otherwise than through an Agent; provided, however, that so long as this Agreement shall be in effect the Company shall not solicit or accept offers to purchase Notes through any agent other than an Agent.

              Subject to the terms and conditions stated herein, whenever the Company and one of you determines that the Company shall sell Notes directly to such of you as Purchaser, each such sale of Notes shall be made in accordance with the terms of this Agreement and any supplemental agreement relating thereto between the Company and the Purchaser. Each such supplemental agreement, which may be oral (confirmed in writing) or written (substantially in the form of Exhibit B) is herein referred to as a "Terms Agreement". The Purchaser's commitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto, specify the principal amount of such Notes, the price to be paid to the Company for such Notes, the rate at which interest will be paid on the Notes, the Closing Date for such Notes, the place of delivery of the Notes and payment therefor, the method of payment and any modification of the requirements for the delivery of the opinions of counsel, the certificates from the Company or its officers, and the letter from the Company's independent public accountants, pursuant to Section 6(b). Such Terms Agreement shall also specify the period of time referred to in Section 4(m). Each Purchaser may utilize a selling or dealer


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group and may reallow a portion of the  discount or  commission  payable to such
Purchaser to other dealers or purchasers.

            3. Offering and Sale of Notes. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

            4. Agreements. The Company agrees with you that:

            (a) Prior to the termination of the offering of the Notes, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus (except for a supplement relating to an offering of Securities other than the Notes) unless the Company has furnished to Thelen Reid & Priest LLP, counsel for the Agents, a copy for their review prior to filing and will not file such proposed amendment or supplement to which such counsel reasonably objects, in writing. Subject to the foregoing sentence, the Company will cause each supplement to the Prospectus to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to each of you of such filing. The Company will promptly advise each of you (i) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (ii) when, prior to the termination of the offering of the Notes, any amendment of the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and
      (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

            (b) If, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or to supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the

      Company promptly will (i) notify each of you to suspend solicitation of offers to purchase Notes (and, if so notified by the Company, each of you shall forthwith suspend such solicitation and cease using the Prospectus as then supplemented), (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and (iii) supply any supplemented Prospectus to each of you in such quantities as you may reasonably request. If such amendment or supplement, and any documents and certificates furnished to each of you pursuant to paragraph (g) of this Section 4 in connection with the preparation or filing of such amendment or supplement are reasonably satisfactory in all respects to counsel for the Agents, each of you will, upon the filing of such amendment or supplement with the Commission and upon the effectiveness of any amendment to the Registration Statement, if such an amendment is required, resume your obligation to solicit offers to purchase Notes hereunder.

            (c) The Company will make generally available to its security holders as soon as practicable following each calendar quarter, commencing with the next quarter beginning after the date of this Agreement and ending with the fifth calendar quarter after the end of the calendar quarter in which the last sale of Notes effected pursuant hereto occurs, an earning statement (in form complying with the provisions of Section 11(a) of the Act and which need not be certified by independent public accountants unless required by the Act) covering a twelve-month period ending at the close of the next preceding calendar quarter, which earning statement shall be in the same detail as the statement of income incorporated by reference in the Registration Statement.

            (d) The Company will furnish to each of you and your counsel, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus may be required by the Act, as many copies of the Prospectus and any supplement thereto as you may reasonably request.

            (e) The Company will file all reports, and amendments thereto, required to be filed by the Company with the Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act subsequent to the effective date of the Registration Statement and, so long as delivery of a prospectus may be required by the Act, the Company will furnish to each of you and your counsel, without charge, as many copies of such reports and amendments (excluding exhibits) as you may reasonably request.

            (f) The Company will arrange for the qualification of the Notes for sale under the laws of such jurisdictions as you may designate, will maintain such qualifications in effect so long as required for the distribution of the Notes, and will arrange for the determination of the legality of the Notes for purchase by institutional investors; provided, that the Company shall not be required to qualify as a foreign corporation or file a general consent to service of process in any jurisdiction.

            (g) The Company shall furnish to each of you such information, documents, and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Prospectus, and any amendments thereof or supplements thereto, the Indenture, the Notes, this Agreement, the Procedures and the performance by the Company and you of its and your respective obligations hereunder and thereunder as you may from time to time and at any time prior to the termination of this Agreement reasonably request.

            (h) The Company shall, whether or not any sale of the Notes is consummated, (i) pay all expenses incident to the performance of its obligations under this Agreement, including the fees and disbursements of its accountants and counsel, the cost of printing or other production and delivery of the Registration Statement, the Prospectus, all amendments thereof and supplements thereto, the Indenture, this Agreement and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements, including fees of counsel, incurred in compliance with Section 4(f) (such amount not to exceed $7,500), the fees and disbursements of the Trustee and the fees of any agency that rates the Notes, (ii) reimburse you for all out-of-pocket expenses (including without limitation advertising expenses) reasonably incurred by you in connection with this Agreement and (iii) pay the reasonable fees and expenses of your counsel incurred in connection with this Agreement.

            (i) Each acceptance by the Company of an offer to purchase Notes will be deemed to be a reconfirmation to you of the representations and warranties of the Company contained in this Agreement.

            (j) Each time that the Registration Statement or the Prospectus is amended or supplemented (other than by (i) an amendment or supplement relating to any offering of Securities other than the Notes or (ii) an amendment or supplement providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto or (iii) the filing of Forms 8-K solely for the purpose of filing exhibits pursuant to Item 601 of Regulation S-K), and on each Closing Date, the Company will deliver or cause to be delivered promptly to you a certificate of the Company, signed by the President or any Vice President and the principal financial or accounting officer of the Company, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, or such Closing Date, as the case may be, in form reasonably satisfactory to you, of the same tenor as the certificate referred to in Section 5(e) but modified to relate to the date of filing of such amendment or supplement or such Closing Date, as the case may be, and to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement or such Closing Date, as the case may be.

            (k) Each time that the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement (i) relating to any offering of Securities other than the Notes, (ii) providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto, or (iii) setting forth or incorporating by reference financial statements or other information as of and for a fiscal quarter or year end or in a Form 8-K, unless, in the case of clause (iii) above, in the reasonable judgment of any of you, such financial statements or other information are of such a nature that opinions of counsel should be furnished), and on each Closing Date, the Company shall furnish or cause to be furnished promptly to each of you written opinions of counsel of the Company satisfactory to you, dated the date of the effectiveness of such amendment or the date of the filing of such supplement or such Closing Date, as the case may be, in forms satisfactory to each of you, of the same tenor as the opinions referred to in Sections 5(b) and 5(c), but, in each case, modified to relate to the date of filing of such amendment or supplement or such Closing Date, as the case may be, and to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement or such Closing Date, as the case may be, or, in lieu of such opinions, each counsel last furnishing any such opinion to you may furnish you with a letter to the effect that you may rely on such counsel's last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of such Closing Date).

            (l) Each time that the Registration Statement or the Prospectus is amended or supplemented to set forth or incorporate by reference financial information, the Company shall cause its independent accountants promptly to furnish each of you a letter, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form satisfactory to each of you, of the same tenor as the letter referred to in Section 5(f) with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter; provided, however, that, if the Registration Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference financial information as of and for a fiscal quarter, the Company's independent accountants may limit the scope of such letter, which shall be satisfactory in form to each of you, to the unaudited financial statements, and any other information of an accounting, financial or statistical nature included in such amendment or supplement, unless, in the reasonable judgment of any of you, such letter should cover other information or changes in specified financial statement line items.

            (m) During the period, if any, specified in any Terms Agreement, the Company shall not, without the prior consent of the Purchaser thereunder, issue or announce the proposed issuance of any of its debt securities, including Notes, with terms substantially similar to the Notes being purchased pursuant to such Terms Agreement.

            5. Conditions to the Obligations of the Agents. The obligations of each Agent to solicit offers to purchase the Notes shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission and as of each Closing Date, to the accuracy of the statements of the Company made in any certificates delivered pursuant to the provisions hereof, to the performance and observance by the Company of all covenants, obligations and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

            (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

            (b) The Company shall have furnished to each Agent the opinion of Berlack, Israels & Liberman LLP, counsel to the Company, dated the Execution Time (except as to matters that relate to the recording of the Supplemental Indenture), to the effect that:

                  (i) The Company is duly incorporated and is validly subsisting as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus (and any supplements thereto), and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                  (ii) The Notes,  the Senior Note Mortgage Bonds, the Indenture
            and the Mortgage conform as to legal matters to the statements concerning them contained in the Prospectus (and any supplements thereto);

                  (iii)The Indenture has been duly authorized, executed and delivered, has been qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally from time to time in effect, and to general principles of equity); and when the Notes have been duly executed by the Company, authenticated by the Trustee and payment therefor has been made by the purchaser thereof, they will be valid and binding obligations of the Company in accordance with their terms and entitled to the benefits provided by the Indenture;

                  (iv) The  Mortgage  has been  duly  authorized,  executed  and delivered, has been qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally from time to time in effect, including, without limitation, the Atomic Energy Act and applicable regulations of the Nuclear Regulatory Commission thereunder and to general principles of equity); and when the Senior Note Mortgage Bonds have been duly executed by the Company, authenticated by the Mortgage Trustee and delivered to the Trustee as security for the Notes, they will be valid and binding obligations of the Company in accordance with their terms and entitled to the lien of and benefits provided by the Mortgage;

                  (v) The Mortgage has been duly recorded, or lodged for record, as a mortgage upon the property covered thereby in such manner as is necessary to maintain the lien thereof;

                  (vi) The Mortgage  will  constitute as security for the Senior
            Note Mortgage Bonds, when duly issued, authenticated and delivered to the Trustee, a valid lien on all the property and franchises owned by the Company (except certain real estate not used in the Company's business, cash other than that deposited with the Mortgage Trustee, securities, judgments, contracts, accounts and choses in action not specifically assigned, pledged, deposited or delivered to the Mortgage Trustee, materials and supplies not installed as a part of the fixed property of the Company, merchandise, appliances and supplies acquired for resale, motor vehicles and timber growing upon or cut from the lands of the Company and other personal property not necessary or appropriate to the public utility plant and business of the Company and to its operation as a going concern) as described or referred to in the Prospectus under the heading "Description of Senior Note Mortgage Bonds" subheading "Kind and Priority of Lien", subject to no prior liens or encumbrances other than those specified or referred to or as otherwise set forth under said subheading;

                  (vii) The  Registration  Statement has become  effective under the Act; any required filing of the Prospectus, and any supplements thereto with respect to the Notes, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule
            424(b); and to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion and other than the Form T-1, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Trust Indenture Act, and the Exchange Act with respect to the documents incorporated by reference, and the respective rules thereunder;

                  (viii) This Agreement has been duly  authorized,  executed and delivered by the Company;

                  (ix) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act, the Pennsylvania Public Utility Code and the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction;

                  (x) Neither the issue and sale of any of the Notes or the Senior Note Mortgage Bonds nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or, other than the lien of the Mortgage arising upon the issuance of the Senior Note Mortgage Bonds, result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company (A) pursuant to the charter or by-laws of the Company, (B) to such counsel's knowledge, pursuant to the terms of any indenture, contract, lease mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (C) pursuant to any statute, law, rule or regulation, or (D) pursuant to any judgment, order or decree, known to such counsel, applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties; and

                  (xi) To the knowledge of such counsel,  there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and to such counsel's knowledge there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required.

      In addition, such counsel shall state that although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those covered by their opinion in subsection (ii) of this section 5(b), such counsel has no reason to believe that on the Effective Date (as the Registration Statement may then be amended or supplemented) the Registration Statement included or includes any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and as of the Execution Time and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial or statistical information contained therein, as to which such counsel need express no view and other than the Form T-1, as to which such counsel need express no view);

      In rendering such opinion, (A) Berlack, Israels & Liberman LLP may rely upon the opinion of Ryan, Russell, Ogden & Seltzer LLP, delivered pursuant to paragraph (c) hereof, as to matters involving the laws of Commonwealth of Pennsylvania and (B) as to matters of fact, to the extent they deem proper, such counsel may rely on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the dates of such counsel's opinion.

            (c) The Company shall have furnished to each Agent the opinion of Ryan, Russell, Ogden & Seltzer LLP, Pennsylvania counsel to the Company, dated the Execution Time, to the effect that:

                  (i) The Company is duly incorporated and is validly subsisting as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus (and any supplements thereto), and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                  (ii) The Notes,  the Senior Note Mortgage Bonds, the Indenture
            and the Mortgage conform as to legal matters to the statements concerning them contained in the Prospectus (and any supplements thereto);

                  (iii) The  Indenture  has been duly  authorized,  executed and delivered and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally from time to time in effect, and to general principles of equity); and when the Notes have been duly executed by the Company, authenticated by the Trustee and payment therefor has been made by the purchaser thereof, they will be valid and binding obligations of the Company in accordance with their terms and entitled to the benefits provided by the Indenture;

                  (iv) The  Mortgage  has been  duly  authorized,  executed  and delivered, has been qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally from time to time in effect, including, without limitation, the Atomic Energy Act and applicable regulations of the Nuclear Regulatory Commission thereunder and to general principles of equity); and when the Senior Note Mortgage Bonds have been duly executed by the Company, authenticated by the Trustee and delivered to the Trustee as security for the Notes, they will be valid and binding obligations of the Company in accordance with their terms and entitled to the lien of and benefits provided by the Mortgage;

                  (v) The Mortgage has been duly recorded, or lodged for record, as a mortgage upon the property covered thereby in such manner as is necessary to maintain the lien thereof;

                  (vi) The Mortgage  will  constitute as security for the Senior
            Note Mortgage Bonds, when duly issued,
            authenticated and delivered to the Trustee, a valid lien on all the property and franchises owned by the Company (except certain real estate not used in the Company's business, cash other than that deposited with the Mortgage Trustee, securities, judgments, contracts, accounts and choses in action not specifically assigned, pledged, deposited or delivered to the Mortgage Trustee, materials and supplies not installed as a part of the fixed property of the Company, merchandise, appliances and supplies acquired for resale, motor vehicles and timber growing upon or cut from the lands of the Company and other personal property not necessary or appropriate to the public utility plant and business of the Company and to its operation as a going concern) as described or referred to in the Prospectus under the heading "Description of Senior Note Mortgage Bonds" subheading "Kind and Priority of Lien", subject to no prior liens or encumbrances other than those specified or referred to or as otherwise set forth under said subheading;

                  (vii) This  Agreement has been duly  authorized,  executed and delivered by the Company;

                  (viii) No  consent,  approval,  authorization,  filing with or order of any Pennsylvania court or Pennsylvania governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Pennsylvania Public Utility Code;

                  (ix) Neither the issue and sale of any of the Notes or the Senior Note Mortgage Bonds nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or, other than the lien of the Mortgage arising upon the issuance of the Senior Note Mortgage Bonds, result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company (A) pursuant to the charter or by-laws of the Company, (B) to such counsel's knowledge, pursuant to the terms of any indenture, contract, lease mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (C) pursuant to any statute, law, rule or regulation, or (D) pursuant to any judgment, order or decree, known to such counsel, applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties; and

                  (x) To the knowledge of such  counsel,  there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and to such counsel's knowledge there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required.

      In rendering such opinion, (A) Ryan, Russell, Ogden & Seltzer LLP may rely on the opinion of Berlack, Israels & Liberman LLP, delivered pursuant to paragraph (b) hereof, as to matters involving the laws of the State of New York and (B) as to matters of fact, to the extent they deem proper, such counsel may rely on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (c) include any supplements thereto at the dates of such counsel's opinion.

            (d) The Agents shall have received from Thelen Reid & Priest LLP, counsel for the Agents, such opinion or opinions, dated the Execution Time, with respect to the issuance and sale of the Notes, the Indenture, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (e) The Company shall have furnished to the Agents a certificate of the Company, signed by the President or any Vice President and the principal financial or accounting officer of the Company, dated the Execution Time, to the effect that:

                  (i) the  representations and warranties of the Company in this
            Agreement are true and correct in all material respects on and as of the date hereof and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Agents to solicit offers to purchase the Notes;

                  (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                  (iii) since the respective most recent dates for which information is given in the Registration Statement or the Prospectus, there has not occurred any downgrading, nor has any notice been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act.

            (f) At the Execution Time, PricewaterhouseCoopers LLP shall have furnished to each Agent a letter or letters (which may refer to letters previously delivered to the Agent), dated as of the Execution Time, in form and substance satisfactory to each Agent, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and stating in effect that:

                  (i) in their  opinion the  audited  financial  statements  and financial statement schedules and pro forma financial statements included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

                  (ii) on the basis of a reading of the latest unaudited interim financial statements, if any, made available by the Company and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 71, of the latest unaudited interim financial statements, if any, made available by the Company and its subsidiaries; a reading of the minutes of the meetings of the Board of Directors, Committees of the Board of Directors, and the Stockholder of the Company; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 1998, nothing came to their attention which caused them to believe that:

                        (1)  any  unaudited  financial  statements  included  or
                  incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus; and

                        (2) with  respect to the period  subsequent  to December
                  31, 1998, there were any changes, at a specified date not more than five days prior to the date of the letter, in the common stock, cumulative preferred stock without mandatory redemption, company-obligated mandatorily redeemable preferred securities or long-term debt of the Company or decreases in the common stockholder's equity (except as occasioned by the declaration of dividends) as compared with the amounts shown on the December 31, 1998 consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, or for the period from January 1, 1999 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in operating income or net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Agents; and

                  (iii) they have performed  certain other specified  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus and in
            Exhibit 12 to the Registration Statement, the information included or incorporated by reference in Items 1, 2, 6 and 7 of the Company's Annual Report on Form 10-K, incorporated by reference in the Registration Statement and the Prospectus, the information included in "Management's Discussion and Analysis of Financial Condition and

            Results of Operations" included in the Company's most recent Quarterly Report on Form 10-Q, incorporated by reference in the Registration Statement and the Prospectus, and the pro forma information appearing as Exhibit 99 to the Company's Annual Report on Form 10-K, incorporated by reference in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation;

                  (iv) on the  basis of a  reading  of the  unaudited  pro forma financial statements included or incorporated by reference in the Registration Statement and the Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Company who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                  References to the Prospectus in this paragraph (f) include any supplement thereto at the date of the letter.

            (g) Prior to the Execution Time, the Company shall have furnished to each Agent such further information, documents, certificates and opinions of counsel as the Agents may reasonably request.

            If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Agents and their counsel, this Agreement and all obligations of the Agents hereunder may be canceled at any time by the Agents. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

            The documents required to be delivered by this Section 5 shall be delivered at the office of Berlack, Israels & Liberman LLP, 120 West 45th Street, New York, New York 10036, at the Execution Time.

            6. Conditions to the Obligations of the Purchaser. The obligations of the Purchaser to purchase any Notes will be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date of any related Terms Agreement and as of the Closing Date for such Notes, to the accuracy of the statements of the Company made in any certificates delivered pursuant to the provisions hereof, to the performance and observance by the Company of all covenants, obligations and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

            (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

            (b) Unless otherwise specified by any related Terms Agreement and except to the extent modified by such Terms Agreement, the Purchaser shall have received, appropriately updated, (i) a certificate of the Company, dated as of the Closing Date, to the effect set forth in Section 5(e) (except that references to the Prospectus shall be to the Prospectus as supplemented at the time of execution of the Terms Agreement), (ii) the opinion of Berlack, Israels & Liberman LLP, counsel for the Company, dated as of the Closing Date, to the effect set forth in Section 5(b), (iii) the opinion of Ryan, Russell, Ogden & Seltzer LLP, counsel for the Company, dated as of the Closing Date, to the effect set forth in Section 5(c),
      (iv) the opinion of Thelen Reid & Priest LLP, counsel for the Purchaser, dated as of the Closing Date, to the effect set forth in Section 5(d), and
      (iv) the letter of PricewaterhouseCoopers LLP, independent accountants for the Company, dated as of the Closing Date, to the effect set forth in
      Section 5(f).

            (c) Prior to the Closing Date, the Company shall have furnished to the Purchaser such further information, documents, certificates and opinions of counsel as the Purchaser may reasonably request.

            If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement and any Terms Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement or such Terms Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser and its counsel, such Terms Agreement and all obligations of the Purchaser thereunder and with respect to the Notes subject thereto may be canceled at, or at any time prior to, the respective Closing Date by the Purchaser. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

            7. Right of Person Who Agreed to Purchase to Refuse to Purchase. The Company agrees that any person who has agreed to purchase and pay for any Note, including a Purchaser and any person who purchases pursuant to a solicitation by any Agent, shall have the right to refuse to purchase such Note if, at the Closing Date therefor, either (a) any condition set forth in Section 5 or 6, as applicable, shall not be satisfied or (b) subsequent to the agreement to purchase such Note, any change, or any development involving a prospective change, in or affecting the business or properties of the Company shall have occurred the effect of which is, in the judgment of the Purchaser or the Agent which presented the offer to purchase such Note, as applicable, so material and adverse as to make it impractical or inadvisable to proceed with the delivery of such Note.

            8. (a) Indemnification and Contribution. The Company agrees to indemnify and hold harmless each of you, each of your directors, officers, employees and agents and each person who controls each of you within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which you, they or any of you or them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Prospectus or any preliminary Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by such of you specifically for inclusion therein, and (ii) such indemnity with respect to the Prospectus or any preliminary Prospectus shall not inure to the benefit of any of you from whom the person asserting any such loss, claim, damage or liability purchased the Notes concerned, to the extent that any such loss, claim, damage or liability occurs under the circumstances where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company has previously furnished copies of such Prospectus or preliminary Prospectus to you, (x) delivery of such Prospectus or preliminary Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in such Prospectus or preliminary Prospectus was corrected in an amendment or supplement to such Prospectus or preliminary Prospectus, and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of the Notes to such person, a copy of such Prospectus or preliminary
Prospectus, as amended or supplemented. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

            (b) Each of you, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to you, but only with reference to written information relating to such of you furnished to the Company by such of you specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which you may otherwise have. The Company acknowledges that the only written information relating to any of you furnished to the Company by any of you specifically for inclusion in the documents referred to in the foregoing indemnity is as follows: (i) the names of the Agents appearing on the cover page of the Prospectus Supplement and in the first sentence of the first paragraph under the heading "Plan of Distribution of Notes" in the Prospectus Supplement and (ii) the sentences in the fourth paragraph under the heading "Plan of Distribution of the Notes" relating to stabilization and covering transactions.

            (c)  Promptly  after  receipt  by an  indemnified  party  under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the loss by the indemnifying party of substantial rights and defenses and (ii) will not, in any event relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b)
above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel retained in the indemnified party's reasonable judgment), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded upon advice of counsel that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, or (ii) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent
(i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include any statement as to, or any admission of, fault, culpability or failure to act by or on behalf of any indemnified party.

            (d) In the event that the indemnity provided for in paragraph (a) or
(b) of this Section 8 is held by a court to be unavailable, in whole or in part, to hold harmless an indemnified party for any reason, the Company and each of you, severally and not jointly, agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and any of you may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by each of you on the other hand from the offering of the Notes; provided, however that in no case shall any of you (except as may be provided in any agreement among you relating to the offering of the Notes) be responsible for any amount in excess of the underwriting discounts or commissions received by such of you hereunder. If the allocation provided by the immediately preceding sentence is held by a court to be unavailable for any reason, the Company and each of you, severally and not jointly, agree to contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and each of you on the other hand in connection with the statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Company, and benefits received by each you shall be deemed to be equal to the discounts and commissions received by such of you. Relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or such of you on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and each of you agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls any of you within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of each of you shall have the same rights to contribution as such of you, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

            9. Termination. (a) This Agreement will continue in effect until terminated as provided in this Section 9. This Agreement may be terminated by either the Company as to any of you or any of you insofar as this Agreement relates to such of you, giving written notice of such termination to such of you or the Company, as the case may be. This Agreement shall so terminate at the close of business on the first business day following the receipt of such notice by the party to whom such notice is given. In the event of such termination, no party shall have any liability to the other party hereto, except as provided in the fourth paragraph of Section 2(a), Section 4(h), Section 8 and Section 10.

            (b) Each Terms Agreement shall be subject to termination in the absolute discretion of the Purchaser, by notice given to the Company prior to delivery of any payment for Notes to be purchased thereunder, if after the date of the Terms Agreement and prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities, (iii) there shall have occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets or the United States is such as to make it, in the judgment of the Purchaser, impracticable to market such Notes, (iv) any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, if any, considered as one enterprise, whether or not arising in the ordinary course of business or (v) the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company shall have been lowered or if any such rating agency shall have publicly announced that it has placed any debt securities of the Company on what is commonly termed a "watch list" for possible downgrading.

            10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of you or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Notes. The provisions of Sections 4(i) and 8 hereof shall survive the termination or cancellation of this Agreement.

            11. Notices. Except as otherwise stated herein, all communications hereunder will be in writing and effective only on receipt, and, if sent to any of you, will be mailed, delivered or telecopied and confirmed to such of you, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telecopied and confirmed to it at Metropolitan Edison Company, c/o GPU Service, Inc., 310 Madison Avenue, Morristown, New Jersey 07962-1957, Attention: Treasurer.

            12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

            13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

            14.  Counterparts.  This  Agreement  may be  executed in two or more
counterparts,   all  of  which  together  shall  constitute  one  and  the  same instrument.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and you.


                                    Very truly yours,

                                    Metropolitan Edison Company


                                    By:  /s/ T. G. Howson
                                         -----------------------------
                                         T. G. Howson
                                         Vice President and Treasurer



The  foregoing  Agreement is hereby
confirmed  and  accepted  as of the
date hereof.

Merrill Lynch, Pierce, Fenner & Smith
Incorporated


By:  /s/ Scott G. Primrose
     ---------------------
     Scott G. Primrose
     Authorized Signatory


ABN-AMRO Incorporated


By:  /s/ Linda A. Dawson
     ----------------------
     Linda A. Dawson
     Managing Director

                                   SCHEDULE I



          The Company agrees to pay each Agent a commission equal to the following percentage of the principal amount of each Note sold by such Agent:

          TERM                        COMMISSION RATE
          ----                        ---------------

1 year to less than 18 months             .150%
18 months to less than 2 years            .200%
2 years to less than 3 years              .250%
3 years to less than 4 years              .350%
4 years to less than 5 years              .450%
5 years to less than 6 years              .500%
6 years to less than 7 years              .550%
7 years to less than 10 years             .600%
10 years to less than 15 years            .625%
15 years to less than 20 years            .700%
20 years and more                         .750%


Address for Notice to you:

          Notices to Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be directed to it at Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, World Financial Center, North Tower, 15th Floor, New York, NY 10281-1315, Attention: MTN Product Management, Telephone No.: 212-449-7476, Facsimile No.: 212-449-2234.


        Notices to ABN Amro Incorporated shall be directed to it at 1325 Avenue of the Americas, 10th Floor, New York, New York 10019, Attention: Chris Tung, Telephone No.: 212-314-1031, Facsimile No.: 212-314-1197.

                                                                      EXHIBIT A
                                                                      ---------
                           Metropolitan Edison Company



                            ADMINISTRATIVE PROCEDURES

          FOR FIXED RATE AND FLOATING RATE MEDIUM-TERM NOTES, SERIES D

                            ------------------------

                                                                August 11, 1999



          The administrative procedures and specific terms of the offering of Medium-Term Notes, Series D (the "Notes"), on a continuous basis by Metropolitan Edison Company (the "Company") pursuant to the Selling Agency Agreement dated as of August 11, 1999 (the "Agency Agreement") between the Company and each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and ABN AMRO Incorporated (each an "Agent" and collectively the "Agents") are explained below. In, and subject to the terms of, the Agency Agreement, the Agents have agreed to use their reasonable best efforts to solicit purchases of the Notes. Each Agent, as principal, may purchase Notes for its own account pursuant to the terms and settlement details of a Terms Agreement entered into between the Company and such Agent, as contemplated by the Agency Agreement.

          Each Note will be issued under the Company's Senior Note Indenture dated as of July 1, 1999, as supplemented by one or more Company certificates relating to the Notes (such Indenture, as supplemented, the "Indenture"), between the Company and United States Trust Company of New York, as trustee (the "Trustee"). The Trustee will act as the paying agent (the "Paying Agent") for the payment of principal of and premium, if any, and interest on the Notes and will perform, as the Paying Agent, unless otherwise specified, the other duties specified herein. Notes will bear interest either at fixed or floating rates.

          Each Note will be represented by (a) a Global Security (as defined hereinafter) delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note"), or (b) in certificated form (each, a "Certificated Note") delivered to the investor or other purchaser thereof or a person designated by such investor or other purchaser. An owner of a Book-Entry Note will not be entitled to receive a certificate representing such a Note.

          General procedures relating to the issuance of all Notes are set forth in Part I hereof. Additionally, Notes issued in book-entry form will be issued in accordance with the procedures set forth in Part II hereof, as adjusted from time to time in accordance with changes in DTC's operating requirements, and Certificated Notes will be issued in accordance with the procedures set forth in
Part III hereof. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Notes, the Indenture or the Agency Agreement, as the case may be.

          To the extent the procedures set forth below conflict with the provisions of the Notes, the Indenture or the Agency Agreement, the relevant provisions of the Notes, the Indenture and the Agency Agreement shall control. Unless otherwise defined herein, terms defined in the Indenture shall be used herein as therein defined.

                          PART I: PROCEDURES OF GENERAL
                                  APPLICABILITY



Procedure for           The Company and the Agents will discuss
Rate Setting            from time to time the aggregate principal
and Posting:            amount of, the issuance price of, and the interest rates
-----------             to be borne  by,  Notes  that may be sold as a result of
                        the solicitation of offers by the Agents. If the Company decides to set prices of, and rates borne by, any Notes in respect of which the Agents are to solicit offers
                        (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

Date of Issuance/
Authentication:         Each   Note  will  be  dated  as  of  the  date  of  its
---------------         authentication by the Trustee. Each Note shall also bear
                        an original issue date (each, an "Original Issue Date").
                        The Original Issue Date shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of an original Note regardless of their dates of authentication.

Price to Public:        Unless otherwise agreed to by the Company and
---------------         the Agents and specified in a pricing  supplement,  each
                        Note will be issued at 100% of the principal amount thereof.

Maturities:             Each  Note  will  mature  on a date  from one year to 35
----------              years from its Original Issue Date (the "Stated Maturity
                        Date") selected by the investor or other purchaser and agreed to by the Company.

Registration:           Unless otherwise provided in the applicable pricing
------------            supplement, Notes will be issued only in fully
                        registered form.

Denominations:          Unless otherwise provided in the applicable Pricing
-------------           Supplement, the Notes will be issued in denominations of
                        $1,000 and integral multiples thereof.

Interest Rate
Bases applicable
to Floating Rate
Notes:                  Unless otherwise provided in the applicable pricing
----------------        supplement, Floating Rate Notes will bear interest at a
                        rate or rates determined by reference to LIBOR or such other interest rate basis or formula as may be set forth in the applicable pricing supplement, as adjusted by the Spread and/or Spread Multiplier, if any, applicable to such Floating Rate Notes.

Redemption/
Repayment:              The pricing supplement relating to each Note will
----------              describe the option, if any, of the Company to redeem
                        such Notes and the period or periods within which, or the date or dates on which, the prices at which and the terms and conditions upon which, such Notes may be redeemed, in whole or in part upon the exercise of such option. Unless otherwise specified in the applicable pricing supplement, the Notes will be redeemable only upon at least 30 days, but not more than 60 days prior notice mailed to the registered address of each holder of the Note.

                        The Notes may be subject to repayment at the option of the Holders thereof in accordance with the terms of the Notes, which will be fixed at the time of sale and set forth in the applicable pricing supplement. If no optional repayment date is indicated with respect to a Note, such Note will not be repayable at the option of the Holder prior to its Stated Maturity Date.

Calculation of
Interest:               In  case  of  Fixed  Rate  Notes,   interest  (including
--------------          payments for partial  periods)  will be  calculated  and
                        paid on the basis of a 360-day year of twelve 30-day months.

                        The interest rate on each Floating Rate Note will be calculated by reference to the specified Interest Rate Basis or Bases plus or minus the applicable Spread, if any, and/or multiplied by the applicable Spread Multiplier, if any.

                        Unless otherwise provided in the applicable pricing supplement, interest on each Floating Rate Note will be calculated by multiplying its principal amount by an accrued interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. Unless otherwise provided in the applicable pricing supplement, the interest factor for each such day is computed by dividing the interest rate applicable to such day by 360.

Interest:               General. Each Note will bear interest in accordance with
                        its terms.  Unless otherwise  provided in the applicable
                        pricing  supplement,  interest  on each Note will accrue
                        from and including the Original  Issue Date of such Note
                        for the first  interest  period or from the most  recent
                        Interest  Payment  Date  (as  defined  below)  to  which
                        interest  has  been  paid  or  duly   provided  for  all
                        subsequent interest periods to but excluding the next applicable Interest Payment Date or the Stated Maturity
                        Date or date of earlier redemption or repayment, as the case may be. The Stated Maturity Date or date of earlier redemption or repayment is referred to herein as the "Maturity Date" with respect to the principal repayable on such date.

                        If an Interest Payment Date or the Maturity Date with respect to any Fixed Rate Note falls on a day that is not a Business Day (as defined below), the required payment to be made on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such day, and no interest shall accrue on such payment for the period from and after such day to the next succeeding Business Day. If an Interest Payment Date other than the Maturity Date with respect to any Floating Rate Note would otherwise fall on a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day, except that in the case of a Floating Rate Note for which

                        LIBOR is an applicable interest rate basis, if such Business Day falls in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day. If the Maturity Date with respect to any Floating Rate Note falls on a day that is not a Business Day, the required payment to be made on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such day, and no interest shall accrue on such payment for the period from and after the Maturity Date to the next succeeding Business Day. Unless otherwise provided in the applicable pricing supplement, "Business Day" means each day that is not a day on which banking institutions or trust companies in the Borough of Manhattan, the City and State of New York, or in the city where the corporate trust office of the Senior Note Trustee is located, are obligated or authorized by law or executive order to close; provided that, with respect to Notes for which LIBOR is an applicable Interest Rate Basis, such day is also a London Business Day (as defined below). "London Business Day" means any day on which commercial banks are open for business (including dealings in the designated LIBOR currency) in London.

                        Record Dates. Unless otherwise provided in the applicable pricing supplement, the "Record Date" for a Fixed Rate Note shall be the fifteenth day of the calendar month immediately preceding the applicable
                        Interest Payment Date and the "Record Date" for a Floating Rate Note shall be the date 15 calendar days (whether or not a Business Day) preceding the applicable Interest Payment Date.

                      Interest Payment Dates. Interest payments will be made on each Interest Payment Date commencing with the first Interest Payment Date following the Original Issue Date; provided, however, the first payment of interest on any Note originally issued between a Record Date and an Interest Payment Date will occur on the Interest Payment Date following the next succeeding Record Date.

                      Unless otherwise provided in the applicable pricing supplement, interest payments on Fixed Rate Notes will be made semiannually in arrears on August 1 and February 1 of each year and on the Maturity Date, while interest payments on Floating Rate Notes will be made as specified in the Prospectus and the applicable pricing supplement.


Acceptance and
Rejection of
Offers from
Solicitation
as Agents:              Each Agent will communicate to the Company,  orally,  by
------------            telephone,  in  writing or by other  appropriate  means,
                        each  reasonable  offer to purchase  Notes  solicited by
                        such Agent on an agency  basis,  other than those offers
                        rejected by such Agent. Each Agent has the right, in its
                        discretion reasonably exercised,  to reject any proposed
                        purchase of Notes,  as a whole or in part,  and any such
                        rejection   shall  not  be  a  breach  of  such  Agent's
                        agreement contained in the Agency Agreement. The Company has the sole right to accept or reject any proposed purchase of Notes, in whole or in part, and any such rejection shall not be a breach of the Company's agreement contained in the Agency Agreement. Each Agent has agreed to make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company.

                        The Company will promptly notify an Agent presenting an offer to the Company of its acceptance or rejection of such offer and will confirm any such acceptance in writing to such Agent.

Preparation
of Pricing
Supplement:             If any  offer  to  purchase  a Note is  accepted  by the
-----------             Company, the Company with the approval of the Agent that
                        presented  such offer,  will promptly  prepare a pricing
                        supplement   reflecting   the   terms   of  such   Note.
                        Information to be included in the pricing supplement shall include:

                        1.  the name of the Company;

                        2. the title of the Notes and whether it will be a Book-Entry or Certificated Note;

                        3. the date of the pricing supplement and the date of the Prospectus to which the pricing supplement relates;

                        4.  the name of the Offering Agent (as defined below);

                        5. whether such Notes are being sold to the Offering Agent as principal or to an investor or other purchaser through the Offering Agent acting as agent for the Company;

                        6. with respect to Notes sold to the Offering Agent as principal, whether such Notes will be resold by the Offering Agent to investors and other purchasers at
                            (i) a fixed public offering price of 100% of their principal amount or at (ii) varying prices related to prevailing market prices at the time of resale to be determined by the Offering Agent;

                        7.  the Offering Agent's discount or commission;

                        8.  Net proceeds to the Company;

                        9. the Principal Amount, Original Issue Date, Stated Maturity Date, Interest Payment Date(s), Redemption Date, if any, and, in the case of Fixed Rate Notes, the Interest Rate, and, in the case of Floating Rate Notes, the interest rate basis or bases, Index Maturity (if applicable), initial

                            Interest Rate, if any, maximum Interest Rate, if any, minimum Interest Rate, if any, Initial Interest Reset Date, Interest Reset Dates, Spread and/or Spread Multiplier, if any, and calculation agent; and

                       10.  any  other   additional   provisions  of  the  Notes
                            material to investors or other purchasers of the Notes not otherwise specified in the Prospectus.

                        The Company shall endeavor to send such Pricing Supplement by telecopy or overnight express (for delivery by the close of business on the applicable trade date, but in no event later than 11:00 A.M. New York City time, on the Business Day following the applicable trade date) to the Agent which made or presented the offer to purchase the applicable Note (in such capacity, the "Offering Agent") at the following applicable address:

                  if to Merrill Lynch, Pierce, Fenner & Smith Incorporated, to:
                        -------------------------------------------------------

                  Merrill Lynch Production Technologies
                  44B Colonial Drive,
                  Piscataway, New Jersey 08854
                  Attention: Prospectus Operations /
                  Nachman Kimerling
                  Tel: 732-885-2768
                  Fax: 732-885-2774/5/6

                  if to ABN AMRO Incorporated, to:
                        ---------------------

                  1325 Avenue of the Americas
                  10th Floor
                  New York, N.Y. 10019
                  Attn: Doug Lawson
                  Tel: 212-314-1553
                  Fax: 212-314-1197

                  The Company shall send a copy of such Pricing Supplement by telecopy or overnight express (for delivery by the close of business on the applicable trade date, but in no event later than 11:00 A.M. New York City time, on the Business Day following the applicable trade date) to the Trustee, at the following applicable address:

                  114 West 47th Street
                  New York, New York 10036
                  Attention: Corporate Trustee, Department B
                  Tel:  212-852-1671
                  Fax:  212-852-1626

                  For  record  keeping  purposes,   one  copy  of  such  Pricing
                  Supplement shall also be mailed or telecopied to:

                  Thelen Reid & Priest LLP 40 West 57th Street New York, New York 10019-4097.
                  Attention:  Michael F. Fitzpatrick, Jr. Esq.
                  Tel: 212-603-2000
                  Fax: 212-603-2001

                  and to:

                  Merrill Lynch, Pierce, Fenner & Smith
                   Incorporated
                  World Financial Center
                  North Tower, 15th Floor
                  New York, NY 10281-1315
                  Attention: MTN Product Management
                  Tel: 212-449-7476
                  Fax: 212-449-2234

                  The Company will arrange to have the Pricing supplement transmitted via EDGAR to the Securities and Exchange Commission (the "Commission") in accordance with the applicable paragraph of Rule 424(b) under the Act.

                  In addition, the Company will file as required copies of the pricing supplement with the applicable state regulatory authorities concurrently with the filing of the pricing supplement with the Commission.

                  In each instance that a pricing supplement is prepared, the Offering Agent will provide a copy of such pricing supplement to each investor or purchaser of the relevant Notes or its agent. Outdated Pricing Supplements (other than those retained for files) will be destroyed.

Settlement:       The receipt of immediately available funds by the Company in
----------        payment for a Note and the authentication and delivery of such
                  Note shall, with respect to such Note, constitute

                    "settlement". Offers accepted by the Company will be settled in three Business Days, or at such time as the purchaser, the applicable Agent and the Company shall agree, pursuant to the timetable for settlement set forth in Parts II and III hereof under "Settlement Procedure Timetable" with respect to Book Entry Notes and Certificated Notes, respectively (each such date fixed for settlement is hereinafter referred to as a "Settlement Date"). If procedures A and B of the applicable Settlement Procedures with respect to a particular offer are not completed on or before the time set forth under the applicable "Settlement Procedures Timetable", such offer shall not be settled until the Business Day following the completion of settlement procedures A and B or such later date as the purchaser and the Company shall agree.

                    The foregoing settlement procedures may be modified with respect to any purchase of Notes by an Agent as principal if so agreed by the Company and such Agent.

Procedure for
Changing Rates
or Other
Variable Terms: When a decision has been reached to change the interest rate --------------- or any other variable term on any Notes being sold by the
                    Company, the Company will promptly advise the Agents and the Trustee by facsimile or electronic transmission and the Agents will forthwith suspend solicitation of offers to purchase such Notes. The Agents will telephone the Company with recommendations as to the changed interest rates or other variable terms. At such time as the Company notifies the Agents and the Trustee of the new interest rates or other variable terms, the Agents may resume solicitation of offers to purchase such Notes. Until such time, only
                    "indications of interest" may be recorded. Immediately after acceptance by the Company of an offer to purchase Notes at a new interest rate or new variable term, the Company, the Offering Agent and the Trustee shall follow the procedures set forth under the applicable "Settlement Procedures".

Suspension of
Solicitation;
Amendment or
Supplement:       The Company may instruct the Agents to suspend solicitation of
----------        offers to  purchase  Notes at any time.  Upon  receipt of such instructions, the Agents will forthwith suspend solicitation of offers to purchase from the Company until such time as the Company has advised the Agents that solicitation of offers to purchase may be resumed. If the Company decides to amend or supplement the Registration Statement or the Prospectus (other than to establish or change interest rates or formulas, maturities, prices or other similar variable terms with respect to the Notes), it will promptly advise the Agents and will furnish the Agents and their counsel with copies of the proposed amendment or supplement. Copies of such amendment or supplement will be delivered or mailed to the Agents, their counsel and the Trustee in quantities which such parties may reasonably request at the following respective addresses:

                  if to Merrill Lynch, Pierce, Fenner & Smith Incorporated, to:
                        ---------------------------------------------------

                  Merrill Lynch Production Technologies
                  44B Colonial Drive,
                  Piscataway, New Jersey 08854
                  Attention: Prospectus Operations/
                  Nachman Kimerling
                  Tel: 732-885-2768
                  Fax: 732-885-2774/5/6

                  if to ABN AMRO Incorporated, to:
                        ---------------------

                  1325 Avenue of the Americas, 10th Floor
                  New York, N.Y. 10019
                  Attn: Doug Lawson
                  Tel: 212-314-1553
                  Fax: 212-314-1197

                  if to the Trustee, to:

                  114 West 47th Street,
                  New York, New York 10036
                  Attention: Corporate Trustee, Department B
                  Tel: 212-852-1671
                  Fax: 212-852-1626

                  For record keeping purposes, one copy of each such amendment or supplement shall also be mailed or telecopied to:

                  Thelen Reid & Priest LLP, 40 West 57th Street New York, New York 10019-4097.
                  Attention:  Michael F. Fitzpatrick, Jr. Esq.
                  Tel: 212-603-2000
                  Fax: 212-603-2001

                  and to:

                  Merrill Lynch, Pierce, Fenner & Smith
                   Incorporated
                  World Financial Center
                  North Tower, 15th Floor
                  New York, NY 10281-1315
                  Attention: MTN Product Management
                  Tel: 212-449-7476
                  Fax: 212-449-2234

                  In the event that at the time the solicitation of offers to purchase from the Company is suspended (other than to establish or change interest rates or formulas, maturities, prices or other similar variable terms with respect to the Notes) there shall be any offers to purchase Notes that have been accepted by the Company which have not been settled, the Company will promptly advise the Offering Agent and the Trustee whether such offers may be settled and whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such offers. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such offers may not be settled or that copies of such Prospectus may not be so delivered.

                  The Company will transmit to the Commission and other applicable state regulatory authorities for filing therewith any amendment or supplement to the Prospectus relating to the Notes and confirm to the Agents that such amendment or supplement has been filed with the Commission pursuant to the applicable paragraph of Rule 424(b).

Delivery of
Prospectus and
applicable
Pricing
Supplement:           A copy of the most recent Prospectus and the applicable
----------            pricing  supplement,  which  pursuant to Rule 434 may be
                      delivered separately from the Prospectus, must accompany or precede the earlier of (a) the written confirmation of a sale sent to an investor or other purchaser or its agent and (b) the delivery of Notes to an investor or other purchaser or its agent.

                      If notice of a change in the terms of the Notes is received by an Agent between the time an order for a Note is placed and the time written confirmation thereof is sent by such Agent to a customer or his agent, such confirmation shall be accompanied by a Prospectus, Prospectus Supplement and Pricing Supplement setting forth the terms in effect when the order was placed. Subject to "Suspension of Solicitation; Amendment or Supplement" above, each Agent will deliver a Prospectus, Prospectus Supplement and Pricing Supplement as herein described with respect to each Note sold by it.

Authenticity
of Signatures:        The  Agents  will  have  no   obligation  or
-------------         liability  to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company, or the Trustee on any Note.

Documents
Incorporated by
by Reference:        The Company shall supply the Agents with an adequate supply
---------------      of all documents incorporated by reference in the
                     Registration Statement and the Prospectus.

  Payment of
  Expenses:          Each  Agent  shall  forward to the  Company,  on a monthly
  ----------         basis, a statement of the out-of-pocket  expenses incurred by such Agent during that month which are reimbursable to it pursuant to the terms of the Agency Agreement. The
                     Company will remit payment to the Agents currently on a monthly basis.

  Confirmation:       For each offer to  purchase a Note  solicited  by an Agent
  ------------        and accepted by or on behalf of the Company,  the Offering
                      Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the sale and delivery and payment instructions.


             PART II. ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

            In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations dated July 22, 1999 from the Company and the Trustee to DTC and a Medium-Term Note Certificate Agreement between the Trustee and DTC, dated as of July 16, 1991, as amended, by Letter Agreement, dated July 15, 1999, to include the Notes, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:         All Fixed Rate Notes issued in book-entry form having the same
--------          Issue Price, Original Issue Date, Interest Rate, Interest
                  Payment Dates, redemption terms, if any, and Stated Maturity
                  Date (collectively, the "Fixed Rate Terms") will be represented initially by a single Global Security; and all Floating Rate Notes issued in book-entry form having the same
                  Issue Price, Original Issue Date, formula for the calculation of interest (including the Interest Rate Basis, which may be LIBOR or any other interest rate basis or formula, and Spread and/or Spread Multiplier, if any), Index Maturity (if applicable), minimum Interest Rate, if any, maximum Interest
                  Rate, if any, redemption terms, if any, Interest Payment
                  Dates, Interest Reset Dates and Maturity Date (collectively, the "Floating Rate Terms") will be represented initially by a single Global Security.

                  For other variable terms with respect to the Fixed Rate Notes and Floating Rate Notes, see the Prospectus and the applicable Pricing Supplement.

                  Owners of beneficial interests in Book-Entry Notes will be entitled to physical delivery of Certificated Notes equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Prospectus.

Identification:         The Company has arranged with the CUSIP Service Bureau
--------------          of Standard & Poor's  Corporation  (the  "CUSIP  Service
                        Bureau")  for the  reservation  of one  series  of CUSIP
                        numbers  (including   tranche  numbers),   which  series
                        consists of approximately  900 CUSIP numbers and relates
                        to Global Securities  representing the Book-Entry Notes.
                        The Company has obtained from the CUSIP Service Bureau a
                        written  list of such series of reserved  CUSIP  numbers
                        and  has   delivered   to  the   Trustee  and  to  DTC's
                        Underwriting  Department  a  written  list of 900  CUSIP
                        numbers of such  series.  The Trustee  will assign CUSIP
                        numbers to Global  Securities  as described  below under
                        Settlement  Procedure  "B".  DTC will  notify  the CUSIP
                        Service  Bureau  periodically  of the CUSIP numbers that
                        the Trustee has  assigned to Global  Securities.  At any
                        time when fewer than 100 of the reserved  CUSIP  numbers
                        of the series remain  unassigned  to Global  Securities,
                        and if it deems  necessary,  the  Company  will  reserve
                        additional   CUSIP  numbers  for  assignment  to  Global
                        Securities representing Book-Entry Notes. Upon obtaining
                        such additional CUSIP numbers, the Company shall deliver
                        a list of such  additional  CUSIP numbers to the Trustee
                        and  DTC's  Underwriting  Department.  Notes  issued  in
                        book-entry  form in  excess  of  $200,000,000  aggregate
                        principal   amount   and   otherwise   required   to  be
                        represented by the same Global Security will instead be represented by two or more Global Securities which shall all be assigned the same CUSIP number.


Registration:           Unless otherwise specified by DTC, each Global Security
------------            will be registered in the name of Cede & Co., as nominee
                        for DTC, on the Security Register maintained under the
                        Indenture.  The beneficial owner of a Book-Entry Note
                        (or one or more indirect participants in DTC designated
                        by such owner) will designate one or more participants
                        in DTC (with respect to such Note, the "Participants")
                        to act as agent or agents for such owner in connection
                        with the book-entry system maintained by DTC, and DTC
                        will record in book-entry form, in accordance with
                        instructions provided by such Participants, a credit
                        balance with respect
                        to such beneficial  owner in such Note in the account of
                        such  Participants.   The  ownership  interest  of  such
                        beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:              Transfers of beneficial  ownership in a Book-Entry  Note
---------               will be accomplished by book entries made by DTC and, in
                        turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferrees and transferrers of such Note.

Exchanges:              The  Trustee   may   deliver  to  DTC's   Reorganization
---------               Department  and the CUSIP  Service  Bureau at any time a
                        written notice of consolidation specifying (i) the CUSIP
                        numbers  of two or more  outstanding  Global  Securities
                        that  represent   Book-Entry   Notes  having   different
                        Original  Issue Dates but  otherwise the same Fixed Rate
                        or Floating  Rate Terms,  as the case may be (other than
                        Original  Issue Dates),  and for which interest has been
                        paid to the same date,  (ii) a date,  occurring at least
                        thirty days after such written  notice is delivered  and
                        at least  thirty days before the next  Interest  Payment
                        Date for such  Book-Entry  Notes,  on which such  Global
                        Securities  shall be exchanged for a single  replacement
                        Global  Security  and  (iii) a new  CUSIP  number  to be
                        assigned  to  such  replacement  Global  Security.  Upon
                        receipt  of  such  a  notice,   DTC  will  send  to  its
                        participants   (including   the   Trustee)   a   written
                        reorganization  notice to the effect that such  exchange
                        will occur on such date. Prior to the specified exchange
                        date,  the  Trustee  will  deliver to the CUSIP  Service
                        Bureau a written notice setting forth such exchange date
                        and the new CUSIP  number and stating  that,  as of such
                        exchange   date,   the  CUSIP   numbers  of  the  Global
                        Securities to be exchanged  will no longer be valid.  On
                        the specified  exchange  date, the Trustee will exchange
                        such  Global  Securities  for a single  Global  Security
                        bearing the new CUSIP  number,  and the CUSIP numbers of
                        the exchanged Global Securities will, in accordance with
                        CUSIP  Service  Bureau  procedures,  be canceled and not
                        immediately
                        reassigned. Notwithstanding the foregoing, if the Global
                        Securities  to  be  exchanged  exceed   $200,000,000  in
                        aggregate principal amount, one Global Security will be authenticated and issued to represent each $200,000,000 of principal amount of the exchanged Global Security and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Global Securities (see "Denominations" below).

Denominations:          Unless otherwise provided in the applicable pricing
-------------           supplement, Book-Entry Notes will be issued in principal
                        amounts of $1,000 or any amount in excess thereof that is an integral multiple of $1,000. Global Securities will be denominated in principal amounts not in excess of $200,000,000. If one or more Book-Entry Notes having an aggregate principal amount in excess of $200,000,000 would, but for the preceding sentence, be represented by a single Global Security, then one Global Security will be issued to represent each $200,000,000 principal amount of such Book-Entry Note or Notes and an additional Global Security will be issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Securities representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

Payment of
Principal and
Interest:               Payment of Interest Only.  Promptly after each Record
--------                Date, the Paying Agent will deliver to the Company and
                        DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Security on the following Interest Payment Date (other than an Interest Payment Date coinciding with the Maturity Date) and the total of such amounts. DTC will confirm the amount payable on each Global Security on such Interest
                        Payment Date by reference to the appropriate bond reports published by Standard & Poor's Corporation. On such Interest Payment Date, the Company will pay to the Paying Agent the total amount of interest due on such Interest Payment Date (other than on the Maturity Date), and the

                        Paying Agent will pay such amount to DTC at the times and in the manner set forth under "Manner of Payment" below. If any Interest Payment Date for a Book-Entry
                        Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date.

                        Notice of Interest Rates. Promptly after each Interest Determination Date or Calculation Date, as the case may be, for Floating Rate Notes issued in book-entry form, the Trustee will notify at least two nationally recognized rating agencies of the interest rates determined as of such Interest Determination Date.

                        Payments  on  Maturity  Date.  On  or  about  the  first
                        Business  Day of  each  month,  the  Paying  Agent  will
                        deliver to the Company and DTC a written list of principal, premium, if any, and interest (to the extent known) to be paid on each Global Security maturing on the Maturity Date in the following month. The Company and DTC will confirm with the Paying Agent the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity Date of such Global Security. On the Maturity Date, the Company will pay to the Paying Agent an amount sufficient to make the required payment due on such Maturity Date. The Paying Agent will pay such amounts to DTC at the times and in the manner set forth below under "Manner of Payment". If the Maturity Date of a Global Security representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity Date or the Redemption Date. Promptly after payment to DTC of the principal and interest due at the Maturity Date or the Redemption Date of such Global Security, the Paying Agent will cancel such Global Security in accordance with the terms of the Indenture. On the first Business day of each month, the Trustee will deliver to the Company a written statement indicating the total principal amount of outstanding Global Securities as of the close of business on the immediately preceding Business Day.

                        Manner of Payment. The total amount of any principal, premium, if any, and interest due on Global Securities on any Interest Payment Date or on the Maturity Date shall be paid by the Company to the Paying Agent in immediately available funds for use by the Paying Agent no later than 10:00 A.M. New York City time on such date. The Company will make such payment on such Global Securities by wire transfer to the Paying Agent or by the Paying Agent's debiting the account of the Company maintained with the Paying Agent. The Company will confirm such instructions in writing to the Paying Agent. Upon receipt of such funds, the Paying Agent will pay by separate wire transfer (using Fedwire message entry instructions in a form previously agreed to with
                        DTC) to an account at the Federal Reserve Bank of New York previously agreed to with DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on Global Securities on any Maturity Date. Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. Neither the Company nor the Paying Agent shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

                        Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Settlement              Settlement Procedures with regard to each
Procedures:             Book-Entry Note sold by the Company through an Agent, as
----------              agent, shall be as follows:

                        A. The Offering Agent will advise the Company by telephone or by facsimile transmission or other acceptable means, of the following settlement information:


                             1.    Principal Amount and Authorized Denomination:

                             2.    (a)   Fixed Interest Notes:

                                          (i)   Interest Rate or Bases.

                                         (ii)   Interest Payment Dates.

                                    (b)   Floating Rate Notes:

                                          (i)   Interest Rate Basis or Bases.

                                         (ii)   Initial Interest Rate.

                                        (iii)   Spread and/or Spread Multiplier,
                                                if any.

                                         (iv)   Initial Interest Reset Date and
                                                Interest Reset  Dates.

                                          (v)   Interest Payment Dates.

                                         (vi)   Index Maturity, if any.

                                        (vii)   Maximum and/or Minimum  Interest
                                                Rates, if any.

                                       (viii)   Calculation Agent.

                                         (ix)   Other terms, if any.

                             4. Price to public, if any, of such Note (or whether such Note is being offered at varying prices relating to prevailing market prices at time of resale as determined by the Agent).

                             5.    Trade Date.

                              6.    Settlement Date (Original Issue Date).

                              7.    Maturity Date.

                              8.    Redemption provisions, if any.

                              9.    Repayment provisions, if any.

                              10.   Net proceeds to the Company.

                              11.   The Offering Agent's discount or commission.

                              12. Whether such Note is being sold to the Offering Agent as principal or to an investor or other purchaser through the Agent acting as agent for the Company.

                              13.   Such  other   information   specified   with
                                    respect to such Note (whether by Addendum or otherwise).

                        B. The Company will advise the Trustee by telephone or electronic transmission of the information set forth in Settlement Procedure "A" above, and the name of the Offering Agent. The Trustee will assign a CUSIP number to the Global Security
                              representing such Note.    The Trustee will also
                              notify the Agent of such CUSIP number by telephone as soon as practicable.

                        C. The Company will transmit to the Trustee by telex or facsimile or electronic transmission its written request for the authentication and delivery of such Global Security and the name of such Agent. Each such communication by the Company shall constitute a representation and warranty by the Company to the Trustee and each Agent that (i) the Global Security representing such Book-Entry Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company, (ii) the Global Security representing such Book-Entry Note will conform to the terms of the Indenture, and
                              (iii) such Global Security, when
                              completed, authenticated and delivered pursuant to the Indenture, will constitute the valid and legally binding obligation of the Company. The Trustee will enter a pending deposit message through DTC's Participant Terminal System, providing the following settlement information to DTC, and such information will be routed to Standard & Poor's Corporation through DTC for inclusion in the appropriate daily bond report published by Standard & Poor's Corporation:

                              1. The information set forth in the Settlement Procedure A.

                              2. Identification numbers of the participant accounts maintained by DTC on behalf of the Trustee and the Offering Agent.

                              3. Identification of the Book-Entry Note as a Fixed Rate Note or Floating Rate Note.

                              4. Initial Interest Payment Date for such Note, number of days by which such date succeeds the related record date for DTC purposes (or, in the case of Floating Rate Notes which reset daily or weekly, the date five calendar days preceding the Interest Payment
                                    Date) and, if then calculable, the amount of interest payable on such Interest Payment Date (which amount shall have been confirmed by the Trustee).

                              5.    CUSIP   number   of  the   Global   Security
                                    representing such Note.

                              6. Whether such Global Security represents any other Notes issued or to be issued in book-entry form.


                        D. The Trustee will complete and authenticate the Global Security representing such Note.

                        E.    DTC  will  credit  such  Note  to  the   Trustee's
                              participant account at DTC.

                        F. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Note to the Trustee's participant's account and credit such Note to such Agent's participant account and (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Note less such Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to DTC that (a) the Global Security representing such Book-Entry Note has been issued and authenticated and (b) the Trustee is holding such Global Security pursuant to the Medium-Term Note Certificate Agreement between the Trustee and DTC.

                        G. The Offering Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to such Agent's participant account and credit such Note to the participant accounts of the Participants with respect to such Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Note.

                        H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures F and G will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

                        I. Upon confirmation of receipt of funds, the Trustee will transfer to a bank account designated by the Company, in immediately available funds, the amount transferred to the Trustee in accordance with Settlement Procedure F.

                        J. Upon request, the Trustee will send to the Company a statement setting forth the principal amount of Book-Entry Notes outstanding as of that date under the Indenture.

                        K. Such Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

                              DTC will, upon request of the Company or the Trustee, promptly furnish to the Company or the Trustee a list of the names and addresses of the participants for whom DTC has credited Book-Entry Notes.

      Settlement              For orders of Book-Entry Notes solicited
      Procedures              by an Agent, as agent, and accepted by
      Timetable:              the Company, Settlement Procedures "A"
      ---------               through "K" set forth above shall be
                              completed as soon as possible  but not
                              later than the respective  times (New
                              York City time) set forth below:



                              Settlement
                              Procedure Time
                              --------------

                              A           11:00 A.M. on the sale date
                              B           12:00 Noon on the sale date
                              C           2:00 P.M. on the sale date
                              D           9:00 A.M. on the settlement date
                              E           10:00 A.M. on the settlement date
                              F-G         2:00 P.M. on the settlement date
                              H-I         4:45 P.M. on the settlement date
                              J-K         5:00 P.M. on the settlement date

                              If a sale is to be settled more than one Business Day after the sale date, (i) Settlement Procedure A shall be completed by 5 PM on the Business Day following the sale date or 11 AM on the Business Day prior to the Settlement Date, whichever is earlier, and (ii) Settlement Procedures B and C shall be completed as soon as practicable but no later than 2 PM on the Business Day prior to the Settlement Date.

                              Settlement Procedure H is subject to extension in accordance with any extension of Fedwire closing deadlines and in other events specified in SDFS operating procedure in effect on the Settlement Date.

                              If settlement of a Book-Entry Note is rescheduled or canceled, the Company will instruct the Trustee to deliver to DTC a cancellation message to such effect by no later than 5:00 P.M. on the Business Day immediately preceding the scheduled settlement date and the Trustee will enter such order by 2:00 PT.M. through DTC's Participant Terminal System.

      Failure to
      Settle:                 If the Trustee or the Agent fails to enter an SDFS
      -------                 deliver  order with respect to a  Book-Entry  Note
                              pursuant to Settlement  Procedure "F", the Trustee
                              may  deliver  to DTC,  through  DTC's  Participant
                              Terminal  System,   as  soon  as  practicable,   a
                              withdrawal  message  instructing DTC to debit such
                              Note to the  Trustee's  participant  account.  DTC
                              will process the withdrawal message, provided that
                              the  Trustee's   participant  account  contains  a
                              principal    amount   of   the   Global   Security
                              representing  such Note that is at least  equal to
                              the   principal   amount  to  be  debited.   If  a
                              withdrawal  message is  processed  with respect to
                              all the Book-Entry  Notes  represented by a Global
                              Security,   the  Trustee  will  mark  such  Global
                              Security  "canceled",  make appropriate entries in
                              the  Trustee's  records  and  send  such  canceled
                              Global  Security to the Company.  The CUSIP number
                              assigned  to  such  Global   Security   shall,  in
                              accordance  with CUSIP Service Bureau  procedures,
                              be
                              canceled  and  not  immediately  reassigned.  If a
                              withdrawal  message is  processed  with respect to
                              one or more, but not all, of the Book-Entry  Notes
                              represented by a Global Security, the Trustee will
                              exchange  such  Global  Security  for  two  Global
                              Securities,  one  of  which  shall  represent  the
                              Book-Entry  Notes for which a  withdrawal  message
                              has  been   processed   and   shall  be   canceled
                              immediately after issuance and the other of which shall represent the Book-Entry Note previously represented by the surrendered Global Security with respect to which a withdrawal message has not been processed and shall bear the CUSIP number of the surrendered Global Security.

                              If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Agent for such Note may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "G" and "F", respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Offering Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Offering Agent on an equitable basis for its reasonable loss of the use of funds during the period when the funds were credited to the account of the Company.

                              Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "D", for the authentication and issuance of a Global Security representing the other Book-Entry Notes to have been represented by such Global Security and will make appropriate entries in its records.


                      PART III: PROCEDURES FOR CERTIFICATED NOTES

      Denominations:          Unless otherwise provided in the applicable
      --------------          Pricing Supplement, the Certificated Notes will be
                              issued in denominations of $1,000 and integral multiples thereof.

      Payments of
      Principal,
      Premium, if any,
      and Interest:           Upon presentment and delivery of the Certificated
      -------------           Note, the Paying Agent upon receipt of immediately
                              available funds from the Company will pay the principal of, premium, if any, and interest on, each Certificated Note on the Maturity Date in immediately available funds. All interest payments on a Certificated Note, other than interest due on the Maturity Date, will be made by check mailed to the address of the person entitled thereto as such address shall appear in the security register or registers maintained by the Trustee.

                              The Trustee will provide monthly to the Company a list of the principal, premium, if any, and interest (to the extent known) to be paid on Certificated Notes maturing in the next succeeding month. The Paying Agent will be responsible for withholding taxes on interest paid as required by applicable law.

                              Certificated Notes presented to the Paying Agent on the Maturity Date for payment will be canceled by the Trustee. All canceled Certificated Notes held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures, and the Trustee shall furnish to the Company a certificate with respect to such disposition.



      Settlement
      Procedures:             Settlement   Procedures   with   regard   to  each
      -----------             Certificated   Note  purchased  by  an  Agent,  as
                              principal, or through an Agent, as agent, shall be as follows:

                              A. The Offering Agent will advise the Company by telephone (and confirm in writing by facsimile or other electronic transmission) of the following Settlement information with regard to each Certificated Note:

                                    1.    Exact  name in which the  Certificated
                                          Note(s)  is  to  be  registered   (the
                                          "Registered Owner").

                                    2.    Exact  address  or  addresses  of  the
                                          Registered Owner for delivery, notices
                                          and payments of principal, premium, if
                                          any, and interest.

                                    3.    Taxpayer  identification number of the
                                          Registered Owner.

                                    4.    Principal amount and Authorized
                                          Denomination.

                                    5.    (a)  Fixed Rate Notes:

                                              (i)  Interest Rate.

                                             (ii)  Interest Payment Dates.

                                          (b)  Floating Rate Notes:

                                             (i)   Interest Rate Basis or Bases.

                                            (ii)   Initial Interest Rate.

                                           (iii)   Spread     and/or     Spread
                                                   Multiplier, if any.

                                            (iv)   Initial Interest Reset Date
                                                   and Interest  Reset Dates.

                                             (v)   Interest Payment
                                                   Dates.

                                            (vi)   Index Maturity, if any.

                                           (vii)   Maximum    and/or   Minimum
                                                   Interest Rates, if any.

                                          (viii)   Calculation Agent.

                                            (ix)   Other terms, if any.

                                    6.    Price to public  of such  Certificated
                                          Note (or  whether  such  Note is being
                                          offered at varying prices  relating to
                                          prevailing  market  prices  at time of
                                          resale as  determined  by the Offering
                                          Agent).

                                    7.    Trade Date.

                                    8.    Settlement Date (Original Issue Date).

                                    9.    Maturity Date.

                                    10.   Redemption provisions, if any.

                                    11.   Repayment provisions, if any.

                                    12.   Net proceeds to the Company.

                                    13.   The  Offering   Agent's   discount  or
                                          commission.

                                    14.   Whether such Note is being sold to the
                                          Offering  Agent as  principal or to an
                                          investor  or other  purchaser  through
                                          the Offering Agent acting as agent for
                                          the Company.

                                    15.   Such other information  specified with
                                          respect  to  such  Note   (whether  by
                                          Addendum or otherwise).

                              B. After receiving such settlement information from the Offering Agent, the Company will advise the Trustee of the above settlement information by facsimile transmission confirmed by telephone. The Company will transmit to the Trustee by telex or facsimile its written request for the authentication and delivery of such Certificated Note and the name of such Offering Agent. Each such request by the Company shall constitute a representation and warranty by the Company to the Trustee that (i) the Certificated Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company, (ii) the Certificated Note will conform with the terms of the Indenture, and (iii) such Certificated Note, when completed, authenticated and delivered pursuant to the Indenture, will constitute the valid and legally binding obligation of the Company.

                              C. The Trustee will complete the Certificated Note and send a copy thereof by facsimile to the Company for verification.

                                    In  the  event   any  Note  is   incorrectly
                                    prepared, the Trustee shall promptly prepare
                                    a  corrected   Note  in  exchange  for  such
                                    incorrectly prepared Note.

                                    The   Trustee    will    authenticate    the
                                    Certificated Note in the form approved by the Company and the Offering Agent, and will make three copies thereof (herein called "Stub 1", "Stub 2" and "Stub 3"):

                                    1.    Certificated  Note  with the  Offering
                                          Agent's  confirmation,  if traded on a
                                          principal   basis,   or  the  Offering
                                          Agent's  customer   confirmation,   if
                                          traded on an agency basis.


                                    2.    Stub 1 for Trustee.

                                    3.    Stub 2 for Offering Agent.

                                    4.    Stub 3 for the Company.

                              D. With respect to each trade, the Trustee will deliver the Certificated Note and Stub 2 thereof to the Offering Agent at the following applicable address:

                                    if to Merrill Lynch, Pierce, Fenner
                                    & Smith Incorporated, to:
                                    ------------------------------------

                                    Merrill Lynch Money Markets
                                    Clearance
                                    55 Water Street, Concourse Level
                                    N.S.C.C. Window,
                                    New York, N.Y. 10041
                                    Attn: Al Mitchell
                                    Tel: 212- 855-2403
                                    Fax: 212- 855-2457

                                    if to ABN AMRO Incorporated, to:
                                          ---------------------

                                    1325 Avenue of the Americas
                                    10th Floor
                                    New York, N.Y. 10019
                                    Attn: Doug Lawson
                                    Tel: 212-314-1553
                                    Fax: 212-314-1197

                                    ; and the  Trustee  will  keep  Stub 1.

                                    The Offering Agent will acknowledge receipt of the Certificated Note through a broker's receipt and will keep Stub 2. Delivery of the Certificated Note will be made only against such acknowledgment of receipt. Upon determination that the Certificated Note has been authorized, delivered and completed as aforementioned, the Offering Agent will wire the net proceeds of the Certificated Note after deduction of its applicable commission to the Company pursuant to standard wire instructions given by the Company.


                              E. In the case of a Certificated Note sold through the Offering Agent, as agent, the Offering Agent will deliver such Certificated Note (with the confirmation) to the purchaser against payment in immediately available funds.

                              F.    The Trustee will send Stub 3 to the Company.

      Settlement
      Procedures
      Timetable:        For offers to purchase  Certificated  Notes  accepted by
      ----------        the Company, Settlement Procedures A through F set forth
                        above shall be completed as soon as possible following the trade but not later than the respective times (New
                        York City time) set forth below:

                        SETTLEMENT
                        PROCEDURE                           TIME
                        ---------                           -----

                              A 11:00 A.M. on the trade date or within one hour following the trade
                              B 12:00 noon on the trade date or within one hour following the trade
                              C-D                     2:15 PT.M. on Settlement
                                                      Date
                              E                       3:00 PT.M. on Settlement
                                                      Date
                              F                       5:00 PT.M. on Settlement
                                                      Date

      Failure to
      Settle:           In the case of Certificated Notes sold through the
      ----------        Offering  Agent,  as  agent,  if an  investor  or  other
                        purchaser of a Certificated Note from the Company shall either fail to accept delivery of or make payment for such Certificated Note on the date fixed for settlement, the Offering Agent will forthwith notify the Trustee and the Company by telephone, confirmed in writing, and return such Certificated Note to the Trustee.

                        The Trustee, upon receipt of such Certificated Note from the Offering Agent, will immediately advise the Company and the Company will promptly arrange to credit the account of the Offering Agent in an amount of immediately available funds equal to the amount previously paid to the Company by such Offering Agent in settlement for such Certificated Note. Such credits will be made on the Settlement Date if possible, and in any event not later than the Business Day following the Settlement Date; provided that the Company has received notice on the same day. If such failure shall have occurred for any reason other than failure by such Offering Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Offering Agent on an equitable basis for its reasonable loss of the use of funds during the period when the funds were credited to the account of the Company. Immediately upon receipt of the Certificated Note in respect of which the failure occurred, the Trustee will cancel and dispose of such Certificated Note in accordance with its customary procedures, make appropriate entries in its records to reflect the fact that such Certificated Note was never issued, and accordingly notify in the Company writing.

                                                                   EXHIBIT B

                              Metropolitan Edison Company
                                   Medium-Term Notes

                                    TERMS AGREEMENT

                                                         ---------- ----, 199

      Metropolitan Edison Company
      c/o GPU Service, Inc.
      310 Madison Avenue
      Morristown, New Jersey 07962-1957

      Attention:  Treasurer

                  Subject in all respects to the terms and conditions of the Selling Agency Agreement (the "Agreement") dated August 11, 1999, between you and each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and ABN-Amro Incorporated, the undersigned agrees to purchase the following Notes of Metropolitan Edison Company:

      Aggregate Principal Amount:

      Interest Rate:

      Maturity Date:

      Redemption Dates:

      Record Dates:

      Purchase Price:   % of Principal Amount [plus accrued
                        interest from  -------- ---, 199 ]

      Purchase Date and Time:

            Modification, if any, in
            the requirements to deliver
            the documents specified in
            Section  6(b) of the
            Agreement:

            Period  during which  additional
            Notes may not be sold  pursuant to
            Section 4(m) of the Agreement:

            Other terms:                              [Purchaser]

                                          By:
                                             --------------------------


      Accepted:

      By:

            -------------------------
            Title: